SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K/A

 Amendment #2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2014

Bioshaft Water Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52393	98-0494003
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West Ocean Blvd, 4th Floor, Long Beach, CA	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 216-8043

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On July 29, 2014, Silberstein Ungar, PLLC (the “Former Accountant”) notified Bioshaft Water Technology, Inc. (the “Company”) that its principals joined the accounting firm of KLJ & Associates, LLP. As a result of the transaction, on July 29, 2014, the Former Accountant resigned as the Company’s independent registered public accounting firm and the Company engaged KLJ & Associates, LLP (the “New Accountant”) as the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

The Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended April 30, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of the Former Accountant on the Company’s financial statements for the fiscal years ended April 30, 2013 and 2012 contained an unqualified opinion with an emphasis of a matter regarding the Company’s ability to continue as a going concern.

During the fiscal years ended April 30, 2013 and 2012, and through July 29, 2014, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods. In addition, during that time there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended April 30, 2013 and 2012 and through July 29, 2014, the Company did not consult with the New Accountant regarding (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did the New Accountant provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304(a)(2) of Regulation S-K).

On July 29, 2014, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

The following exhibit is included as part of this report:

Exhibit 16.1  Letter from Silberstein Ungar, PLLC, Certified Public Account dated October 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioshaft Water Technology, Inc.

/s/ Bashar Amin

Bashar Amin

President, Chief Executive Officer and Director

Date: October 20, 2014

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